                                                                   EXHIBIT 10.10

                                    AMENDMENT

                                     TO THE

                          LIMITED PARTNERSHIP AGREEMENT

                                       OF

                               PHT PARTNERS, L.P.

                              DATED AUGUST 14, 2002

                                 AUGUST 27, 2003

                 AMENDMENT TO THE LIMITED PARTNERSHIP AGREEMENT
                                       OF
                               PHT PARTNERS, L.P.

         THIS AMENDMENT TO THE LIMITED PARTNERSHIP AGREEMENT is entered into effective August 21, 2003, by and among PHT GAS, LLC (the "General Partner") and those persons listed as Limited Partners on Exhibit A attached hereto.

         1. Exhibit A to the Limited Partnership Agreement dated August 14, 2002 is amended to reflect additional paid-in capital by certain of the Limited Partners.

         IN WITNESS WHEREOF, the General Partner and Limited Partners have executed this Amendment the date and year above written.

GENERAL PARTNER:

PHT GAS, LLC

By: /s/ MARK A. BUSH
   -----------------------------------------
        Mark A. Bush, Managing Member

                         PARTNERS AS OF AUGUST 27, 2003

                                                                   CAPITAL                 PERCENTAGE
                                                                CONTRIBUTION                INTEREST
                                                                -------------              ----------
LIMITED PARTNERS:

BPK Resources, Inc.                                             $   76,493.00                  4.23%
5858 Westheimer Street, Suite 708
Houston, Texas  77057

Continental Southern Resources, Inc.                            $1,717,607.00                 94.77%
111 Presidential Boulevard
Suite 158-A
Bala Cynwyd, PA  19004

GENERAL PARTNER:

PHT Gas LLC                                                                                     1.0%
5858 Westheimer Street, Suite 708                               $   12,000.00
Houston, Texas  77057

                                    AMENDMENT

                                     TO THE

                          LIMITED PARTNERSHIP AGREEMENT

                                       OF

                               PHT PARTNERS, L.P.

                              DATED AUGUST 14, 2002

                                  JUNE 23, 2003

                 AMENDMENT TO THE LIMITED PARTNERSHIP AGREEMENT
                                       OF
                               PHT PARTNERS, L.P.

         THIS AMENDMENT TO THE LIMITED PARTNERSHIP AGREEMENT is entered into effective June 23, 2003, by and among PH GAS, LLC (the "General Partner") and those persons listed as Limited Partners on Exhibit A attached hereto.

         1. ARTICLE V. CONTRIBUTIONS TO CAPITAL AND STATUS OF PARTNERS shall be amended at paragraph 5.1 (c) as follows:

         5.1      Capital Contributions and Loan Amounts.

                  (c) Additional Capital Contributions. The Partners will be required to make additional contributions to the capital of the Partnership and may at the Limited Partners' discretion loan funds, from time to time, to the Partnership.

         IN WITNESS WHEREOF, the General Partner and Limited Partners have executed this Amendment the date and year above written.

GENERAL PARTNER:

PHT GAS, LLC

By: /s/ MARK A. BUSH
   -----------------------------------------
        Mark A. Bush, Managing Member

LIMITED PARTNERS:

CONTINENTAL SOUTHERN RESOURCES, INC.

By: /s/ STEPHEN P. HARRINGTON
   ---------------------------------
        Stephen P. Harrington, President

BPK RESOURCES, INC.

By: /s/ JOHN B. CONNALLY
   ---------------------------------
    John B. Connally, III, President

                         PARTNERS AS OF AUGUST 27, 2003

                                                                   CAPITAL                  PERCENTAGE
                                                                CONTRIBUTION                 INTEREST
                                                                -------------               ----------
LIMITED PARTNERS:

BPK Resources, Inc.                                             $   72,665.00                  4.23%
5858 Westheimer Street, Suite 708
Houston, Texas  77057

Continental Southern Resources, Inc.                            $1,629,890.00                 94.77%
111 Presidential Boulevard
Suite 158-A
Bala Cynwyd, PA  19004

GENERAL PARTNER:

PHT Gas LLC                                                                                     1.0%
5858 Westheimer Street, Suite 708                               $   12,000.00
Houston, Texas  77057

                                    AMENDMENT

                                     TO THE

                          LIMITED PARTNERSHIP AGREEMENT

                                       OF

                               PHT PARTNERS, L.P.

                              DATED AUGUST 27, 2003




                                February 26, 2004

                 AMENDMENT TO THE LIMITED PARTNERSHIP AGREEMENT
                                       OF
                               PHT PARTNERS, L.P.


         THIS AMENDMENT TO THE LIMITED PARTNERSHIP AGREEMENT is entered into effective February 26, 2004, by and among PHT Holding GP, LLC (the "General Partner") and those persons listed as Limited Partners on Exhibit A attached hereto.

         1. ARTICLE I. DEFINITIONS shall be amended to replace the definition of General Partner and to add the definitions of Other Partners and Converted General Partner as follows:

         "General Partner" means PHT Holding GP, LLC.

         "Other Partners" means PHT Holding GP, LLC and all Limited Partners except PHT Gas, LLC.

         "Converted General Partner" means PHT Gas, LLC.

         2. ARTICLE VI. DISTRIBUTIONS; ALLOCATION OF PROFITS AND LOSSES; CAPITAL ACCOUNTS shall be amended at 6.1(a)(i) and (ii) and 6.2(a)(iii) as follows:

         6.1      Cash Available for Distribution.

                  (a)      Distribution Prior to Liquidation.

         (i) First , 99 percent to the Other Partners in proportion to and to the extent of their Unreturned Capital Balances and one percent to the Converted Partner until all Unreturned Capital Balances have been reduced to zero;

         (ii) Then, 80 percent to the Other Partners in proportion to their Percentage Interests and 20 percent to the Converted General Partner.

         6.2      Allocation of Profits and Losses.

                  (a)      Allocation of Profits.

                  (iii) Then, 75 percent to the Other Partners in proportion to their Percentage Interests and 25 percent to the Converted General Partner.

         3. Exhibit A to the Limited Partnership Agreement dated February 26, 2004 is amended to reflect admission of PHT Holding GP, LLC and change in status of PHT Gas, LLC from general partner to limited partner.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the General Partner and Limited Partners have executed this Amendment the date and year above written.

                                GENERAL PARTNER:

                                PHT HOLDING GP, LLC


                                By:  /s/ STEPHEN P. HARRINGTON
                                     ------------------------------------------
                                     Stephen P. Harrington, Manager


                                LIMITED PARTNERS:

                                CONTINENTAL SOUTHERN RESOURCES, INC.


                                By:  /s/ STEPHEN P. HARRINGTON
                                     ------------------------------------------
                                     Stephen P. Harrington, President


                                PHT GAS, LLC


                                By:  /s/ MARK A. BUSH
                                     ------------------------------------------
                                     Mark A. Bush, Managing Member


                                BPK RESOURCES, INC.


                                By:
                                     ------------------------------------------
                                     John B. Connally, III, President

                        PARTNERS AS OF FEBRUARY 26, 2004


     --------------------------------------------------------------------------
                                             CAPITAL           PERCENTAGE
                                           CONTRIBUTION         INTEREST
     --------------------------------------------------------------------------
     LIMITED PARTNERS:
     --------------------------------------------------------------------------
     PHT Gas, LLC                          $   12,000.00          1.00%
     5858 Westheimer Street, Suite 708
     Houston, Texas 77057
     --------------------------------------------------------------------------
     BPK Resources, Inc.                   $   76,493.00          4.23%
     5858 Westheimer Street, Suite 708
     Houston, Texas 77057
     --------------------------------------------------------------------------
     Continental Southern Resources, Inc.  $1,717,607.00         93.77%
     111 Presidential Boulevard
     Suite 158-A
     Bala Cynwyd, PA  19004
     --------------------------------------------------------------------------
     GENERAL PARTNER:
     --------------------------------------------------------------------------
     PHT Holding GP, LLC                              --          1.00%
     111 Presidential Boulevard
     Suite 158-A
     Bala Cynwyd, PA  19004
     --------------------------------------------------------------------------


                                   Exhibit A                             Page 1